UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

Discover Card Master Trust I

(Exact name of registrant as specified in its charter)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Form of Series Supplement
Form of Amended and Restated Pooling and Servicing Agreement
Opinion and Consent of Latham & Watkins LLP
Opinion of Latham & Watkins LLP

Item 8.01 Other Events

     On October 29, 2004 the registrant made available to investors a prospectus supplement, dated October 26, 2004, and prospectus, dated October 26, 2004, with respect to the issuance of $1,250,000,000 aggregate principal amount of Series 2004-1 Floating Rate Class A, Credit Card Pass-Through Certificates, and $65,790,000 aggregate principal amount of Series 2004-1 Floating Rate Class B Credit Card Pass-Through Certificates, of Discover Card Master Trust I (the “Trust”), pursuant to the Amended and Restated Pooling and Servicing Agreement, to be dated as of November 3, 2004, between Discover Bank (formerly Greenwood Trust Company) (“Discover”) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2004-1, to be dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

     In connection with the issuance of Series 2004-1, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated October 29, 2004, regarding the legality of the Series 2004-1 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2004-1 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on November 3, 2004; and (ii) an opinion to Discover (as originator of the Trust), dated October 29, 2004, as to certain federal tax matters concerning the Series 2004-1 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2004-1 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5.1, and the opinion as to certain tax matters is attached as Exhibit 8.1.

     Also in connection with the issuance of Series 2004-1 and as a convenience to investors, Discover Bank has made available forms of the 2004-1 Series Supplement, to be dated as of November 3, 2004, and an Amended and Restated Pooling and Servicing Agreement, to be dated as of November 3, 2004. Discover Bank expects to execute these documents in connection with the issuance of Series 2004-1 and the addition of interchange to the Trust. These documents, as attached in Exhibits 4.1 and 4.2, are not final and substantive modifications may still be made. Final executed versions will be filed if there are subsequent modifications.

Item 9.01 Exhibits

Exhibit No.	Description
Exhibit 4.1	Form of Series Supplement, to be dated as of November 3, 2004, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

Exhibit 4.2	Form of Amended and Restated Pooling and Servicing Agreement, to be dated as of November 3, 2004, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2004-1.

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I
(Registrant)

	By:	Discover Bank
(Originator of the Trust)

Date: October 29, 2004	By:	/s/ Michael F. Rickert

Michael F. Rickert
Vice President, Chief Accounting
Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 4.1	Form of Series Supplement, to be dated as of November 3, 2004, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

Exhibit 4.2	Form of Amended and Restated Pooling and Servicing Agreement, to be dated as of November 3, 2004, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Series 2004-1.

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).